UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23904

AMG PANTHEON CREDIT SOLUTIONS FUND

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2024 – March 31, 2025

(Annual Shareholder Report)

Item 1. Reports to Shareholders

(a)

ANNUAL FINANCIAL STATEMENTS

AMG Funds March 31, 2025 AMG Pantheon Credit Solutions Fund Class M: PCSBX | Class I: PCSJX | Class S: PCSZX

wealth.amg.com	033125 AR091

AMG Funds Annual Financial Statements — March 31, 2025

TABLE OF CONTENTS	PAGE

PORTFOLIO MANAGER’S COMMENTS (unaudited)	2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Portfolio Investments	4

Consolidated Statement of Assets and Liabilities	7

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Consolidated Statement of Operations	9

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Consolidated Statements of Changes in Net Assets	10

Detail of changes in assets for the past fiscal year

Consolidated Statement of Cash Flow	11

Detail of cash movements during the fiscal year

Consolidated Financial Highlights	12

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Consolidated Financial Statements	15

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

OTHER TAX INFORMATION (unaudited)	26

TRUSTEES AND OFFICERS (unaudited)	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of AMG Pantheon Credit Solutions Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Pantheon Credit Solutions Fund Portfolio Manager’s Comments (unaudited)

Overview

As of March 31, 2025, AMG Pantheon Credit Solutions Fund (the “Fund”) Class S shares returned 12.19% since inception on April 30, 2024, while the Morningstar® LSTA US Leveraged Loan Index returned 6.22% over the same period.

Private Credit Market Review and Outlook

Private credit capital formation continued to grow in 2024. The year saw strong inflows in the asset class due to a combination of robust yields, reduced inflation expectations, more certain interest rate signaling from the U.S. Federal Reserve (Fed) and a positive macro environment. Within direct lending, capital formation in 2024 matched figures from 2023 (~$200 billion in aggregate across all strategies). Although uncertainty persists, we expect strong secular trends for private credit to continue – higher for longer yields, portfolio diversification benefits, attractive absolute and risk-adjusted returns compared to other asset classes.

Life insurers, bolstered by their annuity business volumes, are seeking to diversify into alternatives; seeking to capture higher yields and illiquidity premia among other benefits. According to a recent Moody’s insurance survey, US insurers already allocate close to one-third of their total investments to the private credit asset class (broadly defined); almost 80% of surveyed insurers plan to increase holdings of at least one private credit asset class over the long term. Pensions are still behind their allocations to private credit but will continue to increasingly allocate to specialized strategies with strong deployment pipelines, such as credit secondaries. Lastly, retail investor penetration into private credit is gaining significant traction. Business development company (BDC) assets under management (a decent, though not perfect, proxy for retail) have doubled over the last three years.

In 2024, credit quality remained steady with stable to flat portfolio company earnings and slight deleveraging, despite higher rates being a headwind to free cash flow generation. Heading into Q2 2025, however, we are more sanguine. Stress factors are present including equity market volatility, uncertain tariff and trade policy, M&A headwinds and a lack of liquidity in the market and continued elevated interest rates. We expect the dispersion of returns to increase, not only driven by sector specific performance but also by asset manager. We are already seeing weakening consumer confidence and tariff uncertainty impacting (levered) businesses of all kinds. While we aren’t predicting a large increase of default activity, we are increasing the margins of safety we require in our credit secondary underwriting given the uncertainty that pervades business performance at a macro level.

While spread compression is most evident in the upper middle market, it was impactful across the lower to middle market as well. In particular, we are carefully watching credit quality (and covenant quality) in those areas where public markets and private lenders compete more directly (such as larger sized borrowers/deal sizes greater than ~$500 million). This year will mark more deals toggling into and out of the private markets as well as transactions that incorporate features and elements of both.

Private Credit Secondaries Market Review and Outlook

Secondary deal volume continued to be robust across both LP and GP liquidity transactions, increasing by 42% year-over-year, (~60% LP / 40% GP in 2024) and across geographies (74% US / 24% Europe / 2% Rest of World). Our current investment pipeline of potential opportunities is similarly robust. As always, we remain cautiously optimistic about converting opportunities to close, given our consistently conservative underwriting philosophy and due diligence process.

We expect deal flow within credit secondaries to be driven by strong capital formation in private credit and the increased acceptance of secondary solutions. We are seeing an increased focus by GPs seeking to: (i) address specific LP requests for liquidity; (ii) wrap up legacy funds that reach term limits; (iii) reduce balance sheet exposure; (iv) seed/accelerate new fund launches; and (v) reduce fund/platform complexity. GP liquidity solutions have several positive attributes from our perspective, especially in the current investing environment, including the ability to: (i) be diligent and select a high quality, lower-risk portfolio; (ii) customize and negotiate bespoke fund terms and active governance/portfolio management mechanics; and (iii) increase GP alignment beyond market norms. Overall, we continue to view secondaries as an attractive way for investors to access private credit during times of uncertainty given embedded protections and diversification benefits.

Performance and Positioning

As of March 31, 2025, the Fund’s net asset value stands at $663 million. The Fund has made 31 investments1 since its commencement of investment operations on May 1, 2024. 22 of these investments were secondary investments, eight were co-investments, and one was a primary investment. The Fund’s Class S shares returned 12.19% since inception versus a 6.22% return for the Morningstar® LSTA US Leveraged Loan Index. We believe the Fund was able to execute on its mandate to provide a diversified portfolio to investors over the last year. Of the investments that have been completed since the inception of the Fund, 26 were focused on the US and 5 were focused on Europe. The Fund continues to seek the most attractive investments across the global private credit opportunity set, albeit with a bias towards US-focused transactions. As of March 31, 2025, the top four sector exposures in the Fund are as follows: industrials (18%), health care (18%), information technology (14%), and consumer discretionary (11%). Pantheon continues to favor investments in select sectors including information technology, healthcare, business services and diversified financials while aiming to achieve diversification across industry sectors within the Fund. The Fund continues to de-emphasize certain cyclical areas of the economy such as energy which are exposed to unpredictable commodity price risk.

This commentary reflects the viewpoints of Pantheon Ventures (US) LP as of March 31, 2025 and is not intended as a forecast or guarantee of future results.

[1]For the purposes of this report, “investments” are defined as funded holdings, which can be individual private loans, fund interests, or deferred purchases of fund interests.

AMG Pantheon Credit Solutions Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000,000 investment made in the Fund’s Class S shares on April 30, 2024, (inception date) to a $10,000,000 investment made in the Morningstar® LSTA US Leveraged Loan Index (the “Index”) for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the Index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total returns since inception for AMG Pantheon Credit Solutions Fund and Morningstar® LSTA US Leveraged Loan Index for the same time periods ended March 31, 2025.

[2]  The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

[3]  The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. Unlike the Fund, the Morningstar® LSTA US Leveraged Loan Index is not available for investment and does not incur expenses.

The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Average Annual Total Returns[1]	Since Inception*	Inception Date
AMG Pantheon Credit Solutions Fund
Class M2	(2.46)%	01/31/25
Class I	11.17%	05/31/24
Class S	12.19%	04/30/24
Morningstar® LSTA US Leveraged Loan Index[3]	6.22%	04/30/24†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

† Date reflects inception date and commencement of investment operations of the Fund, not the Index.
* Not annualized

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments March 31, 2025

	Initial Acquisition Date	Par Value/Shares		Value	Percent of Net Assets

Private Equity Co-Investments - 1.9%
CF BYD Co-Investment Holdings LP (Industrials)(a),*	08/08/2024	(b	)	$6,522,000	1.0%
Matobo Rock S.a.r.l. (Materials) (Sweden)(c),*	03/21/2025	(b	)	5,738,921	0.9%
Total Private Equity Co-Investments				12,260,921	1.9%
Direct Private Debt Co-Investments - 3.5%
Franklin Madison (Financials) (3 month SOFR + 6.000%), 10.299%, May 21, 2029(a),(c),(d),*	05/21/2024	3,151,280		3,231,566	0.5%
PurFoods, LLC (Consumer Staples) (3 month SOFR + 5.250%), 9.549%, August 12, 2027(a),(c),(d),*	08/14/2024	4,043,000		4,153,016	0.6%
Sequoia Financial Group (Debt) Tranche 2 (Financials) (3 month SOFR + 5.810%), 10.113%, November 29, 2027(a),(c),(d),*	03/28/2025	5,269,565		5,204,429	0.8%
Transcendia, Inc. (Materials) (1 month SOFR + 6.500%), 10.825%, November 24, 2029(a),(c),(d),*	05/24/2024	6,705,305		6,623,861	1.0%
WildBrain, Ltd. (Communication Services) (3 month SOFR + 6.000%), 10.290%, July 23, 2029(a),(c),(d),*	07/23/2024	4,019,645		4,048,962	0.6%
WildBrain, Ltd. Revolver (Communication Services) (3 month SOFR + 6.000%), 10.290%, July 23, 2029(a),(c),(d),*	08/07/2024	21,807		17,703	0.0%#
Total Direct Private Debt Co-Investments				23,279,537	3.5%
Primary Private Investment Funds - 0.1%
Thoma Bravo Credit Fund III(c),*	12/31/2024	(b	)	820,764	0.1%
Secondary Private Investment Funds - 52.4%
Apollo European Finance Fund IV(c),*	10/01/2024	(b	)	1,807,580	0.3%
Atlantic Park Strategic Capital Fund II(c),*	10/01/2024	(b	)	1,644,542	0.2%
Audax Senior Loan Fund I(c),*	06/28/2024	(b	)	41,013,271	6.2%
BioPharma Credit Investments V(c),*	12/31/2024	(b	)	17,435,581	2.6%
Blue Owl First Lien Fund(c),*	12/31/2024	(b	)	87,244,143	13.2%
Crestline Specialty Lending III(c),*	03/31/2025	(b	)	2,557,812	0.4%
Eagle Point Defensive Income Fund I(c),*	10/01/2024	(b	)	8,206,403	1.2%
Eagle Point Defensive Income Fund II(c),*	10/01/2024	(b	)	14,906,947	2.3%
Everberg Capital Partners II, L.P.(e),*	03/31/2025	(b	)	2,335,250	0.4%
Gallatin Point Capital Partners II(e),*	10/01/2024	(b	)	7,916,763	1.2%
Guggenheim Private Debt Aggregation - A Feeder, L.P.(c),*	05/30/2024	(b	)	47,958,473	7.2%
Linden Structured Capital(c),*	03/31/2025	(b	)	4,615,835	0.7%
MGG SF Evergreen Fund (Cayman) L.P.(c),*	12/31/2024	(b	)	39,247,404	5.9%
Park Square Capital Credit Opportunities III(c),*	12/31/2024	(b	)	8,371,794	1.3%
Permira Credit Solutions II Master (SL) Euro, L.P. (United Kingdom)(c),*	03/31/2025	(b	)	3,467,575	0.5%
Permira Credit Solutions III Master Euro, L.P. (United Kingdom)(c),*	03/31/2025	(b	)	2,089,966	0.3%
Permira Credit Solutions IV Master Euro, SCSp (United Kingdom)(c),*	03/31/2025	(b	)	13,970,678	2.1%
Raven Evergreen Credit Fund II LP(c),*	03/31/2025	(b	)	4,860,057	0.7%
Silver Point Specialty Credit Fund II, L.P.(c),*	03/31/2025	(b	)	4,796,577	0.7%
Tree Line Direct Lending Fund II(c),*	07/02/2024	(b	)	32,900,138	5.0%
Warburg Pincus Capital Solutions Fund(c),*	10/01/2024	(b	)	308,450	0.0%#
Total Secondary Private Investment Funds				347,655,239	52.4%
Business Development Company - 4.0%
Stone Point Credit Corporation(c),*	10/01/2024	34,913,668		26,171,032	4.0%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

	Par Value/Shares	Value	Percent of Net Assets

Short-Term Investments - 39.9%
Other Investment Companies - 39.9%
Dreyfus Institutional Preferred Government Money Market Fund(f),(g)	264,782,312	$264,782,312	39.9%
Total Investments - 101.8%
(Cost $643,949,164)		674,969,805	101.8%
Other Assets, less Liabilities - (1.8%)		(12,058,733)	(1.8)%
Net Assets - 100.0%		$662,911,072	100.0%

(a)	Security’s value was determined by using significant unobservable inputs.

(b)	Investment does not issue shares.

(c)	Investment is held by AMG Pantheon Credit Solutions Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Credit Solutions Fund (the “Fund”).

(d)	Variable rate security. The rate shown is based on the latest available information as of March 31, 2025.

(e)	Investment is held by AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”), a wholly-owned subsidiary of the Fund.

(f)	Yield shown represents the March 31, 2025, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

(g)	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).

#	Less than 0.05%.

*

Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Consolidated Schedule of Portfolio Investments. As of March 31, 2025, the aggregate cost of each investment restricted to resale was $6,019,918, $5,673,461, $3,107,564, $4,035,556, $5,113,618, $6,595,163, $3,951,377, $21,807, $753,424, $1,618,876, $1,600,221, $40,072,782, $14,886,412, $88,721,792, $1,997,767, $7,314,300, $12,838,598, $1,833,789, $5,951,471, $41,324,116, $3,825,345, $35,064,931, $7,832,996, $2,687,369, $1,181,604, $12,250,401, $4,187,272, $3,782,294, $30,613,463, $232,269 and $24,076,896, respectively, totaling $379,166,852.

SOFR Secured Overnight Financing Rate

Cost of Investments by asset type is as follows:

Private Equity Co-Investments	$11,693,379

Direct Private Debt Co-Investments	22,825,085

Primary Private Investment Funds	753,424

Secondary Private Investment Funds	319,818,068

Business Development Company	24,076,896

Short-Term Investments	264,782,312

Total Investments	$643,949,164

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of March 31, 2025:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total

Investments

Private Equity Co-Investments	—	—	$6,522,000	$5,738,921	$12,260,921

Direct Private Debt Co-Investments	—	—	23,279,537	—	23,279,537

Primary Private Investment Funds	—	—	—	820,764	820,764

Secondary Private Investment Funds	—	—	—	347,655,239	347,655,239

Business Development Company	—	—	—	26,171,032	26,171,032

Short-Term Investments	$264,782,312	—	—	—	264,782,312

Total Investments	$264,782,312	—	$29,801,537	$380,385,956	$674,969,805

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at March 31, 2025:

	Private Equity Co-Investments	Direct Private Debt Co-Investments
Balance as of May 1, 2024 (Commencement of Investment Operations)	—	—

Purchases	$6,019,918	$23,179,760

Sales & Distributions	—	(365,853)

Accrued discounts (premiums)	—	11,179

Realized Gain (Losses)	—	—

Net change in unrealized appreciation/depreciation	502,082	454,451

Transfers in to Level 3	—	—

Transfers out of Level 3	—	—

Balance as of March 31, 2025	$6,522,000	$23,279,537

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2025	$502,082	$454,451

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of March 31, 2025. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

		Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of March 31, 2025	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input(a)

Private Equity Co-Investments	$6,522,000	Discounted Cash Flow	Discount Rate	18.87%	N/A	Decrease

Direct Private Debt Co-Investments	23,279,537	Discounted Cash Flow	Discount Rate	8.90% - 10.61%	10.04%	Decrease

		Recent Transactions	Transaction Price	100%	N/A	Increase

	$29,801,537

(a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities March 31, 2025

AMG Pantheon Credit Solutions Fund

Assets:

Investments at value[1]	$674,969,805

Cash	646,687

Foreign currency[2]	10,202,927

Dividend and interest receivables	1,156,614

Receivable for Fund shares sold	4,390,901

Deferred offering costs	43,090

Prepaid expenses and other assets	942,894

Total assets	692,352,918

Liabilities:

Payable for investments purchased	25,365,873

Payable for Fund shares repurchased	2,272,652

Payable for deferred taxes	583,002

Payable to Affiliate	6,213

Accrued expenses:

Investment advisory and management fees	386,486

Administrative fees	107,704

Distribution fees	4,337

Other	715,579

Total liabilities	29,441,846

Commitments and Contingencies (Notes 2, 3 & 7)

Net Assets	$662,911,072

[1] Investments at cost	$643,949,164

[2] Foreign currency at cost	$10,202,927

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (continued)

AMG Pantheon Credit Solutions Fund

Net Assets Represent:

Paid-in capital	$638,664,816

Total distributable earnings	24,246,256

Net Assets	$662,911,072

Class M:

Net assets	$101,060

Shares outstanding	9,431

Net asset value and redemption price per share	$10.72

Maximum offering price per share	$11.11

Class I:

Net Assets	$40,249,053

Shares outstanding	3,763,120

Net asset value, offering and redemption price per share	$10.70

Class S:

Net assets	$622,560,959

Shares outstanding	57,658,835

Net asset value, offering and redemption price per share	$10.80

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Operations For the fiscal year ended March 31, 2025

AMG Pantheon Credit Solutions Fund[1]

Investment Income:

Dividend income	$5,473,433

Interest income	14,692,531

Total investment income	20,165,964

Expenses:

Investment advisory and management fees	5,446,205

Administrative fees	947,166

Distribution fees - Class M	134

Distribution fees - Class I	5,263

Professional fees	712,550

Amortization of offering costs	407,156

Credit facility fees	374,841

Organizational costs	328,021

Valuation fees	210,767

Custodian fees	144,556

Trustee fees and expenses	110,001

Transfer agent fees	21,865

Miscellaneous	347,349

Total expenses before offsets	9,055,874

Investment advisory and management fees waiver	(3,058,827)

Administrative fees waiver	(201,820)

Distribution fees waiver - Class M	(134)

Distribution fees waiver - Class I	(160)

Net expenses	5,794,933

Net investment income	14,371,031

Net Realized and Unrealized Gain:

Net realized gain on investments	47,801

Net realized loss on foreign currency transactions	(21,295)

Net change in unrealized appreciation/depreciation on investments	31,020,641

Net change in unrealized appreciation/depreciation on foreign currency translations	(18,956)

Deferred tax expense	(583,002)

Net realized and unrealized gain	30,445,189

Net increase in net assets resulting from operations	$44,816,220

1 Commencement of operations was February 14, 2024, and commencement of investment operations was May 1, 2024.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Changes in Net Assets For the fiscal year ended March 31, 2025

AMG Pantheon Credit Solutions Fund

2025[1]
Increase in Net Assets Resulting From Operations:

Net investment income	$14,371,031

Net realized gain on investments	26,506

Net change in unrealized appreciation/depreciation on investments	30,418,683

Net increase in net assets resulting from operations	44,816,220

Distributions to Shareholders:

Class M	(823)

Class I	(247,822)

Class S	(20,470,552)

Total distributions to shareholders	(20,719,197)

Capital Share Transactions:[2]

Net increase from capital share transactions	638,714,049

Total increase in net assets	662,811,072

Net Assets:

Beginning of period	100,000

End of year	$662,911,072

1 Commencement of operations was February 14, 2024, and commencement of investment operations was May 1, 2024.

2 See Note 1(h) of the Notes to Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Cash Flows For the fiscal year ended March 31, 2025

AMG Pantheon
Credit
Solutions Fund[1]

Cash Flows Provided By Operating Activities:
Net increase in net assets resulting from operations	$44,816,220

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(47,801)
Net change in unrealized appreciation/depreciation on investments	(31,020,641)
Net amortization of premium (accretion of discount)	(20,387)
Purchases of investments (net of payable for investments purchased of $25,365,873)	(361,246,128)
Net purchases of short-term investments	(264,782,312)
Proceeds from sales, principal repayments and fund investment distributions	7,513,337
Increase in dividend and interest receivables	(1,156,614)
Increase in deferred offering costs	(43,090)
Increase in prepaid expenses and other assets	(942,894)
Increase in payable for deferred taxes	583,002
Increase in payable to affiliate	6,213
Increase in investment advisory and management fees payable	386,486
Increase in administrative fees payable	107,704
Increase in distribution fees payable	4,337
Increase in other accrued expenses	715,579
Net cash used in operating activities	(605,126,989)

Cash Flows from Financing Activities:
Proceeds from capital shares transactions (net of receivable for fund shares sold of $4,390,901)	635,569,936
Distributions paid in cash	(16,718,739)
Disbursements from capital shares transactions (net of payable for fund shares repurchased of $2,272,652)	(2,974,594)
Net cash provided by financing activities	615,876,603
Net increase in cash	10,749,614

Cash:
Beginning of year	100,000

End of year[2]	$10,849,614

Supplemental Disclosure of Cash Flow Information

Non-Cash Transactions

Reinvestment of distributions	$4,000,458

1 Commencement of operations was February 14, 2024, and commencement of investment operations was May 1, 2024.

2 Balance includes cash and cash denominated in foreign currencies of $646,687 and $10,202,927, respectively.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout the fiscal period

For the fiscal
period ended
March 31,

Class M	2025[1]

Net Asset Value, Beginning of Period	$10.69

Income from Investment Operations:

Net investment income[2]	0.09

Net realized and unrealized gain on investments	0.03

Total income from investment operations	0.12

Less Distributions to Shareholders from:

Net investment income	(0.09)

Net Asset Value, End of Period	$10.72

Total Return[3]	1.10%[4,5]

Ratio of net expenses to average net assets	1.68%[6,7]

Ratio of gross expenses to average net assets[8]	3.41%[6,7,9]

Ratio of net investment income to average net assets	3.87%[6]

Portfolio turnover	0%[5,10]

Net assets end of period (000’s) omitted	$101

[1]	Commencement of operations was February 3, 2025.

[2]	Per share numbers have been calculated using average shares.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Excludes the effects of any sales charges.

[5]	Not annualized.

[6]	Annualized.

[7]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense would have been 1.54% and 3.27%, respectively.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Financial Statements.)

[9]	Ratio does not reflect the annualization of audit fees and organizational costs.

[10]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout the fiscal period

For the fiscal
period ended
March 31,

Class I	2025[1]

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[2]	0.28

Net realized and unrealized gain on investments	0.83

Total income from investment operations	1.11

Less Distributions to Shareholders from:

Net investment income	(0.41)

Net Asset Value, End of Period	$10.70

Total Return[3]	11.17%[4]

Ratio of net expenses to average net assets	1.92%[5,6]

Ratio of gross expenses to average net assets[7]	2.81%[5,6,8]

Ratio of net investment income to average net assets	3.63%[5]

Portfolio turnover	0%[4,9]

Net assets end of period (000’s) omitted	$40,249

[1]	Commencement of operations was June 3, 2024.

[2]	Per share numbers have been calculated using average shares.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Not annualized.

[5]	Annualized.

[6]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense would have been 1.78% and 2.67%, respectively.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Financial Statements.)

[8]	Ratio does not reflect the annualization of audit fees and organizational costs.

[9]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout the fiscal period

For the fiscal
period ended
March 31,

Class S	2025

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[1]	0.43

Net realized and unrealized gain on investments	0.78

Total income from investment operations	1.21

Less Distributions to Shareholders from:

Net investment income	(0.41)

Net Asset Value, End of Period	$10.80

Total Return[2]	12.19%[3]

Ratio of net expenses to average net assets	1.68%[4,5]

Ratio of gross expenses to average net assets[6]	2.56%[4,5,7]

Ratio of net investment income to average net assets	3.87%[4]

Portfolio turnover	0%[3,8]

Net assets at end of period (000’s omitted)	$622,561

[1]	Per share numbers have been calculated using average shares.

[2]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[3]	Not annualized.

[4]	Annualized.

[5]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense would have been 1.54% and 2.42%, respectively.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Financial Statements.)

[7]	Ratio does not reflect the annualization of audit fees and organizational costs.

[8]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to Consolidated Financial Statements March 31, 2025

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Credit Solutions Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund operates as an interval fund and continuously offers its shares of beneficial interest (“Shares”). The Fund commenced operations on February 14, 2024 and issued 10,000 Class S Shares at $10.00 net asset value (“NAV”) per share for $100,000. The Fund commenced investment operations on May 1, 2024.

The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) directly or indirectly in credit securities. For purposes of the Fund’s above-referenced policy to invest at least 80% of its assets directly or indirectly in credit securities, the Fund considers credit securities to include private and public credit investments, including corporate loan investments, investments in private credit investment funds (private funds that are excluded from the definition of “investment company” under the 1940 Act), U.S. or global high yield securities, bank loans, notes, loan participations and assignments, nonperforming loans, convertible securities, preferred securities, private and public business development companies, mutual funds or exchange traded funds that invest in credit securities, collateralized loan obligations, collateralized debt obligations, mezzanine debt and distressed securities. The Fund’s investment exposure to these assets is implemented through a variety of investment types that include: (i) investments in existing or newly formed private credit investment funds (“Investment Funds”) managed by unaffiliated asset managers; (ii) investments in assets issued by private companies; and (iii) investments alongside Investment Funds in assets issued primarily by private companies. The Fund’s investments will primarily be acquired through privately negotiated transactions.

The Fund offers Class M Shares, Class I Shares and Class S Shares to “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) (the “Investors”), which may be purchased each business day at the Fund’s NAV per Share. The Share classes generally have identical voting rights, but each Share class may vote separately when required by law. Different Share classes may have a different NAV per Share to the extent the Share classes pay different distribution amounts and/or the expenses of such Share classes differ. Each Share class has its own expense structure. Sales of Class M Shares incur a sales load up to 3.50%. For the fiscal year ended March 31, 2025, Investors in Class M did not pay any sales load to the distributor, the sub-distributor, selling agents or other financial intermediaries relating to sales loads charged on Class M subscriptions.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.

a. BASIS OF CONSOLIDATION

The accompanying consolidated financial statements of the Fund include the accounts of AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Credit Solutions Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Fund and are organized as Delaware limited liability companies. The Subsidiaries were established on June 14, 2024. The Subsidiaries have the same investment objectives and strategies as the Fund, and like the Fund are managed by Pantheon Ventures (US) LP (“Pantheon” or the “Investment Manager”). The Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of March 31, 2025, the Corporate Subsidiary holds investments in the amount of $10,252,014, which is inclusive of $425,622 related to a payable for investments purchased. The net assets of the Corporate Subsidiary were $8,789,872, which is 1.33% of the Fund’s consolidated net assets. As of March 31, 2025, the Lead Fund holds investments in the amount of $393,413,479, which is inclusive of $24,940,251 related to a payable for investments purchased. The net assets of the Lead Fund were $382,891,558, which is 57.76% of the Fund’s consolidated net assets.

b. VALUATION OF INVESTMENTS

The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Fund’s Board of Trustees (the “Board”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Investments in open-end registered investment companies are valued at their end of day NAV per share.

Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.

Notes to Consolidated Financial Statements (continued)

The valuation of underlying private capital funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimated valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the financial statements of the respective underlying fund). Following receipt of the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds. The general partner valuations will be used as the basis for daily valuations, with adjustments made as necessary through a third-party valuation provider. The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.

The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

c. SECURITY TRANSACTIONS

Security transactions are recorded as of the date the Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively (i.e. trade/effective date). Trade/effective date will be the date the Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original settlement period of over one year are reflected at net present value. Monies paid by the Fund in advance of the closing date of a private debt investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investments in advance.

d. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from private credit investment funds occur at irregular intervals and the exact timing of distribution from private credit investment funds cannot be determined. The classification of income received from Investment Funds is based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis. Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

Notes to Consolidated Financial Statements (continued)

e. DIVIDENDS AND DISTRIBUTIONS

The Fund distributions resulting from net investment income are declared and paid quarterly. Fund distributions resulting from realized net capital gains, if any, are normally declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2024, the Fund’s tax year end, the Fund had permanent differences relating to the tax treatment of non-deductible offering costs. The Fund had temporary differences relating to organization costs and the tax treatment of investments in certain partnerships.

For the period ending September 30, 2024, the Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily related to non-deductible offering costs paid as a decrease to Paid-In Capital of $(149,233) and increase to Distributable Earnings of $149,233.

For US Federal Income Tax Purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. There were no distributions paid for the tax period ended September 30, 2024.

At September 30, 2024, the components of distributable earnings on a tax basis detailed below differ from amounts reflected in the Fund’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to partnerships as follows:

Undistributed ordinary income	$3,005,360

Net unrealized appreciation (depreciation) from Investments	11,141,821

Other accumulated losses	(24,067)

The following table sets forth the tax cost basis and the estimated aggregate gross unrealized gain (loss) on investments for federal income tax purposes as of and for the tax period ended September 30, 2024:

Cost	Appreciation	Depreciation		Net Appreciation

$361,501,429	$11,463,002		$(321,181)	$11,141,821

f. FEDERAL TAXES

The Fund intends to qualify as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of March 31, 2025, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements specific to the Fund. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. The Lead Fund’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income and net capital gain.

The Corporate Subsidiary is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

Notes to Consolidated Financial Statements (continued)

The Corporate Subsidiary recorded a provision for income tax expense (benefit) for the fiscal year ended March 31, 2025. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total

Tax expense/(benefit)	—	$583,002	$583,002

Valuation allowance	—	—	—

	—	$583,002	$583,002

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards. Components of the Corporate Subsidiary’s deferred tax assets and liabilities as of March 31, 2025 are as follows:

Unrealized appreciation on investments	$529,155

Impact of outstanding temporary adjustments on partnerships	53,847

Total net deferred tax liability before valuation allowance	$583,002

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the fiscal year ended March 31, 2025 as follows:

Income tax expense at statutory rate of 21%	$454,709

State income tax expense, net of federal benefit	128,293

Total income tax expense	$583,002

The Corporate Subsidiary recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporate Subsidiary’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Corporate Subsidiary. The Corporate Subsidiary is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

If the Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its shareholders, and all distributions out of income and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

g. CAPITAL LOSS CARRYOVERS AND DEFERRALS

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. For the year ending September 30, 2024, the Fund did not record any capital losses

h. CAPITAL STOCK

The Fund’s Amended and Restated Agreement and Declaration of Trust authorizes an issuance of an unlimited number of Shares, with a par value of $0.001, unless otherwise determined by the Trustees in connection with the creation and establishment of a Share class. The Fund records sales and repurchases of its capital stock on the trade date. Prior to March 21, 2025, a 2.00% early repurchase fee was charged by the Fund with respect to any repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Shares. For the fiscal year ended March 31, 2025, early repurchase fees were $56,096. Such amounts are netted against the cost of shares repurchased. Effective March 21, 2025, the Fund no longer charges a 2.00% early repurchase fee.

Notes to Consolidated Financial Statements (continued)

For the fiscal year ended March 31, 2025, the Fund’s capital Shares transactions were as follows:

	March 31, 2025

	Shares	Amount

Class M:[1]

Proceeds from sale of shares	9,355	$100,000

Reinvestment of distributions	76	822

Net increase	9,431	$100,822

Class I:[2]

Shares sold	3,765,806	$40,585,470

Shares issued in reinvestment of distributions	11,255	121,115

Shares redeemed	(13,941)	(151,382)

Net increase	3,763,120	$40,555,203

Class S:

Proceeds from sale of shares	57,761,457	$599,275,367

Reinvestment of distributions	364,818	3,878,521

Cost of shares repurchased	(477,440)	(5,095,864)

Net increase	57,648,835	$598,058,024

1  Commencement of operations was February 3, 2025.

2  Commencement of operations was June 3, 2024.

At March 31, 2025, eight affiliated Investors, including Officers and Trustees of the Fund and/or the Investment Manager, owned 0.99% of the net assets of the Fund.

REPURCHASE OFFERING

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements, pursuant to Rule 23c-3 under the 1940 Act. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, subject to certain exceptions.

On September 3, 2024, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 2,020,852 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on September 30, 2024. On September 30, 2024, the Pricing Date, the Fund repurchased 57,775 Class S Shares at $10.54 NAV per share for $608,950, which equated to 0.14% of the net assets of Class S Shares of the Fund.

On December 2, 2024, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 2,438,347 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on December 31, 2024. On December 31, 2024, the Pricing Date, the Fund repurchased 226,118 Class S Shares at $10.71 NAV per share for $2,421,721, which equated to 0.46% of the net assets of Class S Shares of the Fund.

On March 3, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 3,074,855 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on March 31, 2025. On March 31, 2025, the Pricing Date, the Fund repurchased 13,941 Class I Shares at $10.86 NAV per share for $151,394, which equated to 0.37% of the net assets of Class I Shares of the Fund and the Fund repurchased 193,547 Class S Shares at $10.96 NAV per share for $2,121,258, which equated to 0.34% of the net assets of Class S Shares of the Fund.

Notes to Consolidated Financial Statements (continued)

i. CASH

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian.

j. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represents: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

k. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager paid organizational costs of $328,021 and offering costs of $450,246 on behalf of the Fund amounting to $778,267, which will be repaid by the Fund for the full amount thereof. Organizational costs were expensed in full during the fiscal year ended March 31, 2025. All offering costs were deferred and are being amortized on the straight-line method over a period of one year from the commencement of investment operations. The Fund expensed $407,156 of offering costs during the fiscal year ended March 31, 2025. The amount of organizational and offering costs owed by the Fund to the Investment Manager is reflected as Payable to Affiliate on the Consolidated Statement of Assets and Liabilities.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager.

INVESTMENT MANAGEMENT FEE:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund, the Corporate Subsidiary, and the Lead Fund. Pursuant to the Investment Management Agreement, each of the Fund, the Corporate Subsidiary, and the Lead Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.15% on an annualized basis of such fund’s average daily Managed Assets (defined below). The Investment Management Fee will be paid by the Fund to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Managed Assets means the total assets of the Fund, the Corporate Subsidiary, or the Lead Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments.

From May 1, 2024 through April 30, 2025, the Investment Manager has contractually agreed to waive 0.50% of the Investment Management Fee payable by the Fund. In addition, the Investment Manager agreed to voluntarily waive the entirety of the Investment Management Fee payable by the Fund from May 1, 2024 through May 20, 2024.

Additionally, the Investment Manager has agreed to waive a portion of the Investment Management Fee payable by the Fund in an amount equal to the Investment Management Fee the Investment Manager receives from each Subsidiary. For the fiscal year ended March 31, 2025, the Investment Manager received Investment Management Fees from the Subsidiaries of $1,160,453 and waived an equal amount payable by the Fund.

INCENTIVE FEE:

The Investment Manager is entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with U.S. GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means the Fund’s and each Subsidiary’s interest income (inclusive of accrued interest and other non-cash interest features, including original issue discount), dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Investment Management Fee but will exclude the Incentive Fee.

Notes to Consolidated Financial Statements (continued)

The “catch-up” provision is intended to provide the Investment Manager with an Incentive Fee of 10% on pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with U.S. GAAP) in any fiscal quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

•

No Incentive Fee is payable to the Investment Manager if the Fund’s pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

•

All pre-incentive fee net investment income attributable to the Class (if any), expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, that exceeds the hurdle rate but is less than or equal to 1.667% (the “catch-up”) is payable to the Investment Manager; and

•

For any fiscal quarter in which pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the catch-up, 10% is payable to the Investment Manager.

For the fiscal year ended March 31, 2025, the Fund did not incur incentive fees.

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT:

The Investment Manager has entered into an Amended and Restated Expense Limitation and Reimbursement Agreement with the Fund and the Subsidiaries under which the Investment Manager will waive fees that it would otherwise have been paid and/or assume expenses of the Fund and the Subsidiaries, in order to ensure that the Fund’s total annual operating expenses and each Subsidiary’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the average daily net assets attributable to the Fund and Subsidiaries (the “Expense Limit”). “Excluded Expenses” include (a) the management fee and incentive fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of private funds, special purpose vehicles and co-investments in portfolio companies in which the Fund, a Subsidiary, or any other subsidiary of the Fund (a Subsidiary and any other subsidiary of the Fund are each referred to for purposes of this paragraph and the next as a “Subsidiary”) may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the distribution and/or service fees (as applicable) paid by the Fund; (h) taxes of the Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary (as determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to any Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (k) fees and expenses billed directly to any Subsidiary for custody and fund administration services provided to such Subsidiary.

For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Investment Manager, the Investment Manager may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Investment Manager, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund and such Subsidiary.

During the fiscal year ended March 31, 2025, the Investment Manager reimbursed the Fund $454,843 and recouped the entirety of this amount. As of March 31, 2025, the Fund does not have any reimbursements subject to recoupment.

ADMINISTRATION AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s and the Subsidiaries’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s and the Subsidiaries’ operations, including administration and shareholder services to the Fund and the Subsidiaries, the Fund’s Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s investors. Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such fund’s average daily net assets for this service. The Administrator has agreed to waive a portion of the administrative fee payable by the Fund in an amount equal to the administrative fee the Administrator receives from each Subsidiary. For the fiscal year ended March 31, 2025, the Administrator received administrative fees from the Subsidiaries of $201,820 and waived an equal amount payable by the Fund.

DISTRIBUTION AGREEMENT:

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective accredited investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor has appointed Pantheon Securities, LLC, an affiliate of the Investment Manager, as a sub distributor of the Fund (the “Sub Distributor”) in which the Sub Distributor may carry out certain responsibilities of the Distributor.

Notes to Consolidated Financial Statements (continued)

The Fund has adopted a distribution and service plan (the “Plan”) with respect to Class M Shares and Class I Shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class M Shares and Class I Shares and for maintenance and personal service provided to existing shareholders of those classes. The Plan authorizes payments to the Distributor of 0.85% and 0.25% annually of the average daily net assets attributable to Class M Shares and Class I Shares, respectively. The Distributor agreed to voluntarily waive the 12b-1 fees attributable to each class for so long as the only Investors in such class are entities affiliated with the Administrator. For the fiscal year ended March 31, 2025, the Distributor waived 12b-1 fees at an effective annual rate of 0.85% and 0.01% of the average daily net assets attributable to Class M Shares and Class I Shares, respectively. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the Plan by Class M Shares and Class I Shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s Shares of that class owned by clients of such broker, dealer or financial intermediary.

BOARD:

The Board provides supervision of the affairs of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, and other trusts within the AMG Funds family of mutual funds. The Trustees of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, the Administrator, AMG and/or the Distributor.

3. PRIVATE INVESTMENTS

Private credit investments are typically made in non-public companies through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. During the fiscal year ended March 31, 2025, the Fund invested in private credit investment funds and private loans with issuers through co-investment transactions.

Investment Fund investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private credit investments on behalf of the Investment Fund.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2025:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption frequency	Notice (In Days)	Redemption Restrictions

Private Debt(a)	$380,385,956	$77,390,785	2-10 years	N/A	N/A	N/A

(a) Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

Private loans purchased by the Fund may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations.

As of March 31, 2025, the Fund’s unfunded commitments consisted of the following:

Portfolio Company Name	Investment Type	Commitment Type	Unfunded Commitments

Franklin Madison	First Lien Senior Secured	Revolver	$202,156

WildBrain, Ltd.	First Lien Senior Secured	Revolver	414,337

Sequoia Financial Group	First Lien Senior Secured	Revolver	1,304,348

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/distributions of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2025 were $386,612,001 and $527,627, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

Notes to Consolidated Financial Statements (continued)

5. FOREIGN SECURITIES

The Lead Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

6. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president, chief financial officer, and senior management at the Investment Manager. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Consolidated Statement of Operations.

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. CREDIT AGREEMENT

Effective December 19, 2024, the Fund entered into a Credit Agreement with UBS AG (the “Credit Agreement”) in the amount of $125 million (the “Committed Loan Amount”). The Committed Loan Amount consists of Tranche A and Tranche B in the amount of $50 million and $75 million, respectively. The Fund may, with approval from the agent, increase the Committed Loan Amount up to $500 million. The Credit Agreement provides the Fund a revolving line of credit to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Fund with temporary liquidity. The revolving line of credit is secured by assets of the Lead Fund and the Corporate Subsidiary. The interest rate on outstanding loans is equal to the Secured Overnight Financing Rate (“SOFR”), plus 3.25% per annum or 2.85% per annum any time the Fund’s net assets are greater than $500 million. The Fund pays a 0.90% and 0.70% commitment fee on the outstanding principal amount of the loans of Tranche A and Tranche B, respectively. On December 19, 2024, the Fund paid an upfront fee and structuring fee of 0.45% and 0.15% of the Committed Loan Amount, respectively, and professional fees associated with the credit facility, all of which are amortized over the term of the Credit Agreement. The commitment fee and amortization of the upfront fee, structuring fee, and professional fee are reflected in credit facility fees on the Consolidated Statement of Operations. The maturity date of the Credit Agreement is December 17, 2027, and the Fund may, with approval from the agent, extend the maturity date for a period of up to an additional twelve months. Any interest incurred on the line of credit utilized is included in the Consolidated Statement of Operations as interest expense. During the period December 19, 2024 through March 31, 2025, the Fund has not utilized the line of credit.

9. FINANCIAL AND OTHER RISK FACTORS

An investment in the Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Under normal market conditions, the Fund expects to primarily invest directly or indirectly in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, may result in, among other things, supply chain disruptions, geopolitical risk and economic sanctions that can disrupt global economies and financial markets. Economic sanctions against a particular country or countries, organizations, entities and/or individuals (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s military action in Ukraine) may have significant implications around the world. The Fund is unable to predict the full impact that these events will have on the values and liquidity of the Fund and its underlying portfolio investments, and consequently, the Fund’s performance.

Shares in the Fund provide limited liquidity because the amount and timing of the Fund’s quarterly repurchases of Shares are subject to approval of the Fund’s Board. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the

Notes to Consolidated Financial Statements (continued)

Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Fund is provided in the Fund’s Prospectus and Statement of Additional Information.

10. SUBSEQUENT EVENTS

Subsequent events after March 31, 2025, have been evaluated through the date at which the consolidated financial statements were issued and the Fund has determined that no material events or transactions occurred.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AMG Pantheon Credit Solutions Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AMG Pantheon Credit Solutions Fund (the Fund), including the consolidated schedule of portfolio investments, as of March 31, 2025, the related consolidated statements of operations, changes in net assets and cash flows for the year then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the periods indicated therein. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, changes in its net assets and its cash flows for the year then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2025, by correspondence with custodians, general partners or managers of underlying investments, or by other appropriate auditing procedures when replies were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more AMG Funds since 2021.

New York, New York

May 30, 2025

Other Tax Information (unaudited)

TAX INFORMATION

AMG Pantheon Credit Solutions Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Pantheon Credit Solutions Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2024, or if subsequently determined to be different, the net capital gains of such year.

AMG Pantheon Credit Solutions Fund Trustees and Officers (unaudited)

The Trustees and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Fund: 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Trustees annually. The Officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2024	Kurt A. Keilhacker, 61
• Oversees 37 Funds in Fund Complex

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).

• Independent Chairman	Eric Rakowski, 66
• Trustee since 2024 • Oversees 37 Funds in Fund Complex

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee of AMG Comvest Senior Lending Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2024 • Oversees 37 Funds in Fund Complex

Victoria L. Sassine, 59

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019).

Interested Trustee

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2023	Garret W. Weston, 43
• Oversees 37 Funds in Fund Complex

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2024 • Principal Executive Officer since 2024 • Chief Executive Officer since 2024 • Chief Operating Officer since 2024

Keitha L. Kinne, 66

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary and Chief Legal Officer since 2024

Mark J. Duggan, 60

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

AMG Pantheon Credit Solutions Fund Trustees and Officers (unaudited) (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Treasurer since 2024 • Principal Financial Officer since 2024 • Principal Accounting Officer since 2024

Thomas G. Disbrow, 59

Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2024

John A. Starace, 54

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2024; Anti-Money Laundering Compliance Officer since 2024

Patrick J. Spellman, 51

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Executive Vice President since 2025

Jeff Miller, 53

Executive Vice President, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC (2025-Present); Chief Investment Officer and Global Head of Private Equity, Pantheon Ventures (US) LP (2024-Present); Head of Private Equity (2022-2024); Global Head of Co-Investments, Pantheon Ventures (US) LP (2020-2022); Partner, Pantheon Ventures (US) LP (2014-Present); Principal Member, Pantheon Ventures (US) LP (2012-2014); Principal, Pantheon Ventures (US) LP (2008 - 2012); Principal, Allied Capital (2004 - 2008), Vice President, Lehman Brothers Investment Banking Division (2000 - 2004).

THIS PAGE INTENTIONALLY LEFT BLANK

Important Information About This Report

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding the Fund’s proxy voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 800.548.4539; (ii) on the Fund’s website at wealth.amg.com; and (iii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit wealth.amg.com.

wealth.amg.com	033125 AR091

(b) Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, KPMG LLP (“KPMG”), for the period from February 14, 2024, the Fund’s commencement of operations, through March 31, 2025 for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), were $255,500.

(b)	Audit-Related Fees

There were no fees billed by KPMG to the Fund during the period from February 14, 2024, the Fund’s commencement of operations, through March 31, 2025 for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the period from February 14, 2024, the Fund’s commencement of operations, through March 31, 2025, there were no Audit-Related Fees billed by KPMG for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by KPMG to the Fund for the period from February 14, 2024, the Fund’s commencement of operations, through March 31, 2025 for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $0.

For the period from February 14, 2024, the Fund’s commencement of operations, through March 31, 2025, Tax Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0.

The services for which Tax Fees were charged comprise all services performed by professional staff in KPMG’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by KPMG to the Fund for all other non-audit services (“Other Fees”) during the period from February 14, 2024, the Fund’s commencement of operations, through March 31, 2025. During the same period, there were no Other Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by the Fund’s independent registered public accounting firm to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that the Fund’s independent registered public accounting firm may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by the Fund’s independent registered public accounting firm to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of the independent registered public accounting firm to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by KPMG during the period from February 14, 2024, the Fund’s commencement of operations, through March 31, 2025 for non-audit services rendered to the Fund and Fund Service Providers were $347,752. This amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $347,752 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders contained in Item 1(a) hereof.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 10. REMUNERATION PAID TO TRUSTEES, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policy

Last Reviewed April 2025

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

[1]

Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Infra Advisors LLC, Pantheon Ventures (Singapore) Pte. Ltd., Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

[2]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

[3]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY

PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Dinesh Ramasamy. Dinesh joined Pantheon in 2016 and is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team where he focuses on the analysis, evaluation and completion of infrastructure and real asset investment opportunities in the U.S. He is a member of Pantheon’s Global Infrastructure and Real Assets Investment Committee. Prior to joining Pantheon, Dinesh was a Vice President in Goldman Sachs’ Global Natural Resources group where he executed on a variety of M&A and capital markets transactions across the infrastructure, power and utilities sectors. Previously, Dinesh was in the Power & Utilities group in the Investment Banking Division at RBC in New York. He holds a BS in Electrical and Computer Engineering from Cornell University and MBA from NYU’s Stern School of Business. Dinesh is based in San Francisco.

Matt Cashion. Matt joined Pantheon in 2020 and is a Partner in Pantheon’s Global Co-investment Team and a member of the Co-Investment Committee. Matt is responsible for sourcing, execution and monitoring co-investments in the U.S. Prior to joining Pantheon, Matt was a Managing Principal at GoldPoint Partners, where he was product head for the firm’s co-investment business and also responsible for evaluating and executing private equity fund investments and private credit transactions in North America and Europe. Previously, Matt was an Analyst in the Private Finance Group of New York Life, specializing in bank loans and private high-yield investments. Matt holds a BA with dual majors in Comparative Government and Spanish Language from Georgetown University, and an MBA from Columbia Business School. Matt is based in New York.

Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Rakesh (Rick) Jain. Rick joined Pantheon in 2019. Prior to joining Pantheon, Rick was managing director and an investment committee member at Star Mountain, where he led the direct investment business. Rick previously held several senior principal investment positions across asset managers and boutique investment firms including Citigroup, Stone Tower Equity Partners and Green Brook Capital Management. Rick received a Bcom in Economic and Finance from McGill University. Rick is based in New York and has served as a portfolio manager of the Fund since June 2023.

Amyn Hassanally. Amyn joined Pantheon in 2022. Prior to joining Pantheon, A myn was an Investment Partner at Coller Capital, where he worked for 17 years in both London and New York and was formerly the global Co-Head of Investment Execution. Prior to joining Coller, he practiced corporate law, focusing on private equity transactions and fund structuring. Amyn holds a bachelor’s degree in Politics from Brandeis University and a JD in Law from the Duke University School of Law. Amyn is based in New York and has served as a portfolio manager of the Fund since July 2024.

The following tables list the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and estimated assets under management in those accounts, as of September 30, 2024.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world- wide)
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Dinesh Ramasamy	1	$3.9	57	$18.9	64	$19.9
Matt Cashion	1	$3.9	57	$18.9	64	$19.9
Brian Buenneke	1	$3.9	57	$18.9	64	$19.9
Evan Corley	1	$3.9	57	$18.9	64	$19.9
Kevin Dunwoodie	1	$3.9	57	$18.9	64	$19.9
Kathryn Leaf	1	$3.9	145	$60	80	$24.5
Jeff Miller	1	$3.9	145	$60	80	$24.5
Amyn Hassanally	1	$3.9	145	$60	80	$24.5
Rakesh Jain	1	$3.9	145	$60	80	$24.5

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Dinesh Ramasamy	0	$0	39	$14.8	38	$12.5
Matt Cashion	0	$0	39	$14.8	38	$12.5
Brian Buenneke	0	$0	39	$14.8	38	$12.5
Evan Corley	0	$0	39	$14.8	38	$12.5
Kevin Dunwoodie	0	$0	39	$14.8	38	$12.5
Kathryn Leaf	0	$0	83	$37.4	52	$16.7
Jeff Miller	0	$0	83	$37.4	52	$16.7
Amyn Hassanally	0	$0	83	$37.4	52	$16.7
Rakesh Jain	0	$0	83	$37.4	52	$16.7

As of March 31, 2025, the portfolio managers’ ownership of the Fund was as follows:

Mr. Ramasamy: None

Mr. Cashion: None

Mr. Buenneke: None

Mr. Corley: None

Mr. Dunwoodie: None

Ms. Leaf: None

Mr. Miller: $100,001 - $500,000

Mr. Hassanally: None

Mr. Jain: $500,001 - $1,000,000

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a potential distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon Ventures (UK) LLP. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto – Filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON CREDIT SOLUTIONS FUND

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2025

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	June 9, 2025